EXHIBIT 99.2

Accrued Interest Date:                                Collection Period Ending:
25-Jun-01                                                             30-Jun-01

Distribution Date:            BMW VEHICLE OWNER TRUST 2001-A            Period #
                              ------------------------------
25-Jul-01                                                                     2

------------------------------------------------------------------------------------------------------------------------------------

Balances
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       Initial          Period End
     Receivables                                                                $1,489,992,840      $1,381,021,978
     Pre-Funding Account                                                           $99,965,067         $99,965,067
     Capitalized Interest Account                                                   $1,045,665            $671,015
     Reserve Account                                                               $22,349,893         $26,466,547
     Yield Supplement Overcollateralization                                         $8,157,907          $7,486,397
     Class A-1 Notes                                                              $329,000,000        $220,700,648
     Class A-2 Notes                                                              $448,000,000        $448,000,000
     Class A-3 Notes                                                              $499,000,000        $499,000,000
     Class A-4 Notes                                                              $274,000,000        $274,000,000
     Class B Notes                                                                 $31,800,000         $31,800,000

Current Collection Period
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Receivables Outstanding                                          $1,434,335,895
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
            Receipts of Scheduled Principal                                        $28,341,945
            Receipts of Pre-Paid Principal                                         $24,971,972
            Liquidation Proceeds                                                            $0
            Principal Balance Allocable to Purchased Receivables                            $0
            Release from Pre-Funding Account                                                $0
        Total Receipts of Principal                                                $53,313,917

        Interest Distribution Amount
            Receipts of Interest                                                    $8,597,620
            Servicer Advances                                                               $0
            Reimbursement of Previous Servicer Advances                               ($47,671)
            Accrued Interest on Purchased Receivables                                       $0
            Recoveries                                                                      $0
            Capitalized Interest Payments                                             $167,754
            Net Investment Earnings                                                   $417,167
        Total Receipts of Interest                                                  $9,134,870

        Release from Reserve Account                                                        $0

     Total Distribution Amount                                                     $62,448,787

     Ending Receivables Outstanding                                             $1,381,021,978

Servicer Advance Amounts
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Unreimbursed Previous Servicer Advance                        $2,594,894
     Current Period Servicer Advance                                                        $0
     Current Reimbursement of Previous Servicer Advance                               ($47,671)
     Ending Period Unreimbursed Previous Servicer Advances                          $2,547,223

Collection Account
------------------------------------------------------------------------------------------------------------------------------------

     Deposits to Collection Account                                                $62,448,787
     Withdrawals from Collection Account
        Servicing Fees                                                              $1,195,280
        Class A Noteholder Interest Distribution                                    $5,621,308
        First Priority Principal Distribution                                               $0
        Class B Noteholder Interest Distribution                                      $144,690
        Regular Principal Distribution                                             $52,981,521
        Reserve Account Deposit                                                     $2,505,987
        Unpaid Trustee Fees                                                                 $0
        Excess Funds Released to Depositor                                                  $0
     Total Distributions from Collection Account                                   $62,448,787





                                  Page 1 of 3

Accrued Interest Date:                                Collection Period Ending:
25-Jun-01                                                             30-Jun-01

Distribution Date:              BMW VEHICLE OWNER TRUST 2001-A         Period #
                                ------------------------------
25-Jul-01                                                                     2

------------------------------------------------------------------------------------------------------------------------------------

Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------
        Release from Reserve Account                                         $0
        Release from Collection Account                                      $0
     Total Excess Funds Released to the Depositor                            $0

Note Distribution Account
------------------------------------------------------------------------------------------------------------------------------------

     Amount Deposited from the Collection Account                   $58,747,520
     Amount Deposited from the Reserve Account                               $0
     Amount Paid to Noteholders                                     $58,747,520

Distributions
------------------------------------------------------------------------------------------------------------------------------------


     Monthly Principal Distributable Amount                      Current Payment      Ending Balance  Per $1,000         Factor
     Class A-1 Notes                                                $52,981,521        $220,700,648     $161.04         67.08%
     Class A-2 Notes                                                         $0        $448,000,000       $0.00        100.00%
     Class A-3 Notes                                                         $0        $499,000,000       $0.00        100.00%
     Class A-4 Notes                                                         $0        $274,000,000       $0.00        100.00%
     Class B Notes                                                           $0         $31,800,000       $0.00        100.00%

     Interest Distributable Amount                               Current Payment          Per $1,000
     Class A-1 Notes                                                   $909,708               $2.77
     Class A-2 Notes                                                 $1,590,400               $3.55
     Class A-3 Notes                                                 $1,954,417               $3.92
     Class A-4 Notes                                                 $1,166,783               $4.26
     Class B Notes                                                     $144,690               $4.55



Carryover Shortfalls
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Prior
                                                                 Period Carryover     Current Payment  Per $1,000
     Class A-1 Interest Carryover Shortfall                                  $0                  $0          $0
     Class A-2 Interest Carryover Shortfall                                  $0                  $0          $0
     Class A-3 Interest Carryover Shortfall                                  $0                  $0          $0
     Class A-4 Interest Carryover Shortfall                                  $0                  $0          $0
     Class B Interest Carryover Shortfall                                    $0                  $0          $0


Receivables Data
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Beginning Period       Ending Period
     Number of Contracts                                                 63,374              62,102
     Weighted Average Remaining Term                                      48.46               47.54
     Weighted Average Annual Percentage Rate                              7.63%               7.61%

     Delinquencies Aging Profile End of Period                    Dollar Amount          Percentage
        Current                                                  $1,255,434,127              90.91%
        1-29 days                                                  $114,716,538               8.31%
        30-59 days                                                   $9,221,388               0.67%
        60-89 days                                                   $1,608,722               0.12%
        90-119 days                                                     $41,202               0.00%
        120-149 days                                                         $0               0.00%
        Total                                                    $1,381,021,978             100.00%
        Delinquent Receivables +30 days past due                    $10,871,312               0.79%



                                  Page 2 of 3

Accrued Interest Date:                                Collection Period Ending:
25-Jun-01                                                             30-Jun-01

Distribution Date:              BMW VEHICLE OWNER TRUST 2001-A         Period #
                                ------------------------------
25-Jul-01                                                                     2

------------------------------------------------------------------------------------------------------------------------------------

     Write-offs
        Gross Principal Write-Offs for Current Period                        $0
        Recoveries for Current Period                                        $0
        Net Write-Offs for Current Period                                    $0

        Cumulative Realized Losses                                           $0


     Repossessions                                                Dollar Amount               Units
        Beginning Period Repossessed Receivables Balance                $60,044                   2
        Ending Period Repossessed Receivables Balance                  $551,673                  21
        Principal Balance of 90+ Day Repossessed Vehicles                    $0                   0



Yield Supplement Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                                $7,818,792
     Beginning Period Amount                                         $7,818,792
     Ending Period Required Amount                                   $7,486,397
     Current Period Release                                            $332,396
     Ending Period Amount                                            $7,486,397
     Next Distribution Date Required Amount                          $7,160,781

Capitalized Interest Account
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                                  $838,769
     Beginning Period Amount                                           $838,769
     Net Investment Earnings                                             $3,391
     Current Period Release to Depositor                               $167,754
     Ending Period Required Amount                                     $671,015
     Ending Period Amount                                              $671,015


Pre-Funding Account
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Amount                                        $99,965,067
     Net Investment Earnings                                           $337,297
     Release to Servicer for Additional Loans                                $0
     Current Period Release for Deposit to Collection Account                $0
     Ending Period Amount                                           $99,965,067

Reserve Account
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                               $35,858,397
     Beginning Period Amount                                        $23,960,560
     Net Investment Earnings                                            $76,479
     Current Period Deposit                                          $2,505,987
     Current Period Release to Collection Account                            $0
     Current Period Release to Depositor                                     $0
     Ending Period Required Amount                                  $34,525,549
     Ending Period Amount                                           $26,466,547




                                  Page 3 of 3